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GreenPoint Manufactured Housing
Contract Trust
Pass Through
Certificates
Series 2000-4
Investor Number 52000091

Determination Date:                    16-Jan-01
Remittance Date                        22-Jan-01
Month End Date:                        31-Dec-00

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
     (a)  Class A-1 Distribution Amount                                                                                1,828,198.14
     (b)  Class A-1 Distribution Principal                                                                             1,495,815.89
                       Scheduled Payments of Principal                                                 306,011.04
                       Partial Prepayments                                                             268,051.54
                       Scheduled Principal Balance Principal Prepayment in Full                        675,325.91
                       Scheduled Principal Balance Liquidated Contracts                                246,427.40
                       Scheduled Principal Balance Repurchases                                               0.00

     (c)  Class A-1 Interest Distribution                                                                                332,382.25
          Class A-1 Interest Shortfall                                                                                         0.00

     (d)  Class A-1 Remaining Certificate Balance                                                                     53,737,570.94

     (e)  Class A-2 Distribution Amount                                                                                  895,777.78
     (f)  Class A-2 Distribution Principal                                                                                     0.00
                       Scheduled Payments of Principal                                                       0.00
                       Partial Prepayments                                                                   0.00
                       Scheduled Principal Balance Principal Prepayment in Full                              0.00
                       Scheduled Principal Balance Liquidated Contracts                                      0.00
                       Scheduled Principal Balance Repurchases                                               0.00


     (g)  Class A-2 Interest Distribution                                                                                895,777.78
          Class A-2 Interest Shortfall                                                                                         0.00

     (h)  Class A-2 Remaining Certificate Balance                                                                    145,000,000.00

     (i)  Class A-3 Distribution Amount                                                                                  609,777.78
     (j)  Class A-3 Distribution Principal                                                                                     0.00
                       Scheduled Payments of Principal                                                       0.00
                       Partial Prepayments                                                                   0.00
                       Scheduled Principal Balance Principal Prepayment in Full                              0.00
                       Scheduled Principal Balance Liquidated Contracts                                      0.00
                       Scheduled Principal Balance Repurchases                                               0.00
                       Holdover Amount                                                                       0.00

     (k)  Class A-3 Interest Distribution                                                                                609,777.78
          Class A-3 Interest Shortfall                                                                                         0.00

     (l)  Class A-3 Remaining Certificate Balance                                                                    100,000,000.00

     (m)  Class A-1 Pass Through Rate                                                                                      6.770000%
          Class A-2 Pass Through Rate                                                                                      6.950000%
          Class A-3 Pass Through Rate                                                                                      6.860000%
          Class A-3 Holdover Amount                                                                                            0.00

     (n)  Monthly Servicing Fee                                                                                          250,194.49
          Aggregate Monthly Servicing Fees Unpaid                                                                              0.00
          Legal Expenses (Section 7.05)                                                                                        0.00
                                                                                                                  ------------------
          Total Fees Due to Servicer                                                                                     250,194.49
                                                                                                                  ==================

     (o)  Servicer Termination Event in effect?                                                                   NO

     (p)  Delinquency                                                                  # of Contracts                Prin. Balance
                                                                                       --------------             ------------------

                       a)  Loans 31 to 59 days delinquent                                    171                       7,092,536.57
                       b)  Loans 60 to 89 days delinquent                                     48                       2,172,934.21
                       c)  Loans delinquent 90 or more days                                   38                       1,580,947.54
                                                                                        -------------             ------------------
                                                                                             257                      10,846,418.32
                                                                                        =============             ==================

     (q)  Repurchased Contracts                                                            Number                  Repurchase Price
                                                                                        -------------              -----------------
          (see attached schedule)                                                 Total        0                               0.00
                                                                            Repurchases
                                                                                        =============             ==================


     (r)  Repossessions or Foreclosures                                                    Number                    Actual Balance
                                                                                        -------------              -----------------
                                                                                    BOP       33                     $ 1,116,692.90
                                                                          Repossessions
                                                                                   Plus       27                         935,316.24
                                                                          Repossessions
                                                                             this Month
                                                                      Less Liquidations       (9)                      ($247,577.66)
                                                                                        -------------              -----------------
                                                                                    EOP       51                     $ 1,804,431.48
                                                                          Repossessions
                                                                                        =============              =================

     (s)   Policy Claim Amount                                                                                                 0.00

     (t)   Monthly Advance                                                                                                     0.00
           Outstanding Amount Advanced                                                                                         0.00

     (u)   Deposit to Spread Account                                                                                           0.00

     (v)   Amount Distributed to Class R Certificateholders                                                          $   114,698.11

     (w)   Number of Manufactured Homes currently held due to repossession                                                       51
           Principal balance of Manufactured Homes currently held                                                      1,804,431.48

     (x)   Pool Principal Balance as a percentage of Cutoff Date Pool Principal Balance                                   97.946745%

     (y)   Aggregate Deficiency Amounts                                                                                    1,675.00
           Servicer Deficiency Amounts received                                                                              586.25

     (z)   Additional Items
           Delinquency Ratio Trigger Calculation                                                                               2.76%
           Default Ratio Trigger Calculation                                                                                   1.88%
           Cumulative Default Rate                                                                                             0.15%
           Cumulative Net Loss Rate Trigger Calculation                                                                        0.15%
           Net Loss Rate                                                                                                       1.09%
           Spread Trigger percentage                                                                                           0.24%

(aa)       Funds received from 2000-5 Reserve Account                                                                          0.00

(bb)       The Swap Amount                                                                                             3,638,425.71
           Amounts owed to the Swap Counterparty for reimbursements of previous payments                                       0.00
           Has Swap Counterparty been replaced, modified or cancelled.                                                           NO

(cc)       Amounts received from the Hedge Counterparty                                                                1,779,962.89
           Amount paid to the Hedge Counterparty                                                                       1,897,741.88
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